                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2001


                             SURGE COMPONENTS, INC.
             (Exact name of registrant as specified in its charter)




          New York                 0-14188                11-2602030
(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)          File Number)       Identification Number)



               1016 Grand Boulevard
                Deer Park, New York                              11729
     (Address of principal executive offices)                 (Zip Code)



                                 (631) 595-1818
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

         Surge Components, Inc. d/b/a Superus Holdings, announced to institutional investors in Europe on January 15, 2001, that James A. Miller, 43, Executive Vice President of original programming for USA Networks, Inc. joined the Company's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 16, 2001

                                                   SURGE COMPONENTS, INC.


                                                   By:    /s/ Ira Levy
                                                      --------------------------
                                                      Ira Levy, President

                                  EXHIBIT INDEX

There are no Exhibits to this Current Report on Form 8-K.